SUPPLEMENT DATED SEPTEMBER 7, 2012

To the Prospectus Dated May 1, 2000 For

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE AND FIXED LIFE INSURANCE POLICY

To the Prospectuses Dated May 1, 2001 For

FLEXIBLE PREMIUM VARIABLE AND FIXED LIFE INSURANCE POLICY

AND FLEXIBLE PREMIUM VARIABLE AND FIXED LAST TO DIE LIFE

INSURANCE POLICY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

MODIFIED SINGLE PREMIUM VARIABLE AND FIXED LIFE INSURANCE POLICY

AND MODIFIED SINGLE PREMIUM VARIABLE AND FIXED LAST TO DIE LIFE INSURANCE POLICY

Issued by Reassure America Life Insurance Company

Through Valley Forge Life Insurance Company Variable Life Separate Account

On September 4, 2012, Jackson National Life Insurance Company (“Jackson”) acquired SRLC America Holding Corp., the parent company of Reassure America Life Insurance Company. The acquisition does not affect Policy or Contract benefits or any terms and conditions of your Policy or Contract.

Jackson is a stock life insurance company organized under the laws of the state of Michigan, and is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson is ultimately a wholly owned subsidiary of Prudential plc (London, England).

If you have any questions regarding this supplement, please contact us at Phoenix VFL Variable Unit, P.O. Box 87, Hartford, CT 06142-0087, (800) 827-2621.

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